                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980 % Asset Backed Notes
                      Class A-2 5.383 % Asset Backed Notes
                      Class A-3 5.740 % Asset Backed Notes
                      Class A-4 5.880 % Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:                     06/01/99
Monthly Period Ending:                        06/30/99


I.          MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

            A.       Beginning of period Aggregate Principal Balance                                            $661,570,394
                                                                                                         -------------------

            B.       Purchase of Subsequent Receivables                                                                    0
                                                                                                         -------------------

            C.       Monthly Principal Amounts

                      (1)     Collections on Receivables outstanding
                                    at end of period                                         17,603,138
                                                                                   --------------------
                      (2)     Collections on Receivables paid off
                                    during period                                             5,078,848
                                                                                   --------------------
                      (3)     Receivables becoming Liquidated Receivables
                                    during period                                             2,767,557
                                                                                   --------------------
                      (4)     Receivables becoming Purchased Receivables
                                    during period                                  --------------------
                      (5)     Cram Down Losses occurring during period
                                                                                   --------------------
                      (6)     Other Receivables adjustments                                      35,572
                                                                                   --------------------
                      (7)     Less amounts allocable to Interest                            (9,568,471)
                                                                                   --------------------
                      Total Monthly Principal Amounts                                                             15,916,644
                                                                                                        --------------------

            D.       End of period Aggregate Principal Balance                                                  $645,653,750
                                                                                                        --------------------
                                                                                                        --------------------
            E.       Pool Factor                                                                                  92.236254%
                                                                                                        --------------------
                                                                                                        --------------------


II.         MONTHLY PERIOD NOTE BALANCE CALCULATION:


                                                                      Class A-1         Class A-2     Class A-3      Class A-4
                                                                      ---------         ---------     ---------      ---------
            A.       Beginning of period Note Balance                 $82,598,907     $235,000,000   $130,000,000   $195,000,000
                                                                      ----------------------------------------------------------
            B.       Noteholders' Principal Distributable Amount       15,916,644                0              0              0
            C.       Noteholders' Accelerated Principal Amount          3,598,465                0              0              0
            D.       Accelerated Payment Amount Shortfall                  68,107                0              0              0
            E.       Note Prepayment Amount                                     0                0              0              0
            F.       Deficiency Claim Amount                                    0                0              0              0
                                                                      ------------------------------------------------------------

            G.       End of period Note Balance                       $63,015,691     $235,000,000   $130,000,000   $195,000,000
                                                                      ------------------------------------------------------------
                                                                      ------------------------------------------------------------
            H.       Note Pool Factors                                 45.011208%      100.000000%    100.000000%    100.000000%
                                                                      ------------------------------------------------------------
                                                                      ------------------------------------------------------------


                                                                           TOTAL
            A.       Beginning of period Note Balance                  $642,598,907
                                                                      -------------
            B.       Noteholders' Principal Distributable Amount         15,916,644
            C.       Noteholders' Accelerated Principal Amount            3,598,465
            D.       Accelerated Payment Amount Shortfall                    68,107
            E.       Note Prepayment Amount                                       0
            F.       Deficiency Claim Amount                                      0
                                                                      -------------

            G.       End of period Note Balance                        $623,015,691
                                                                      -------------
                                                                      -------------
            H.       Note Pool Factors                                   89.002242%
                                                                      -------------
                                                                      -------------


III.        RECONCILIATION OF PRE-FUNDING ACCOUNT:
            A.       Beginning of period Pre-Funding Account balance                                           $0
                                                                                                     ------------
            B.       Purchase of Subsequent Receivables                                         0
                                                                                      -----------
            C.       Investment Earnings                                                        0
                                                                                      -----------
            D.       Investment Earnings Transfer to Collections Account                        0
                                                                                      -----------
            E.       Payment of Mandatory Prepayment Amount                                     0
                                                                                      -----------
                                                                                                                0
                                                                                                     ------------
            F.       End of period Pre-Funding Account balance                                                 $0
                                                                                                     ------------
                                                                                                     ------------

IV.         CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

            A.       Total Monthly Principal Amounts                                                  $15,916,644
                                                                                                     ------------
            B.       Required Pro-forma Security Balance                              581,088,375
                                                                                      -----------
            C.       Pro-forma Security Balance (Assuming 100% Paydown of Total
                     Monthly Principal Amounts)                                       626,682,263
                                                                                      -----------
            D.       Step-down Amount  (B. - C.)                                                                0
                                                                                                     ------------
            E.       Principal Distributable Amount  (A.- D.)                                         $15,916,644
                                                                                                     ------------
                                                                                                     ------------

V.          RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

            A.       Beginning of period Capitalized Interest  Account balance                                 $0
                                                                                                     ------------
            B.       Monthly Capitalized Interest Amount                                        0
                                                                                      -----------
            C.       Investment Earnings                                                        0
                                                                                      -----------
            D.       Investment Earnings Transfer to Collections Account                        0
                                                                                      -----------
            E.       Payment of Overfunded Capitalized Interest Amount                          0
                                                                                      -----------
            F.       Payment of Remaining Capitalized Interest Account                          0
                                                                                      -----------
                                                                                                                0
                                                                                                     ------------
            G.       End of period Capitalized Interest Account balance                                        $0
                                                                                                     ------------
                                                                                                     ------------

VI.         RECONCILIATION OF COLLECTION ACCOUNT:
            A.       Available Funds:
                      (1)     Collections on Receivables during period
                                    (net of Liquidation Proceeds)                       $22,681,986
                                                                                        -----------
                      (2)      Liquidation Proceeds collected
                                    during period                                         1,166,651
                                                                                        -----------
                      (3)      Purchase Amounts deposited in Collection
                                     Account
                                                                                        -----------
                      (4)   (a)      Investment Earnings - Collection Account                52,945
                                                                                        -----------
                            (b)      Investment Earnings - Transfer From
                                                           Prefunding Account                     0
                                                                                        -----------
                            (c)      Investment Earnings - Transfer From
                                                           Capitalized Interest Account           0
                                                                                        -----------
                      (5)       Collection of Supplemental Servicing Fees
                            (a)      Extension Fees                                          32,231
                                                                                        -----------
                            (b)      Repo and Recovery Fees Advanced                         76,393
                                                                                        -----------
                            (c)      Other Fees                                              76,522
                                                                                        -----------
                      (6)       Monthly Capitalized Interest Amount                               0
                                                                                        -----------
                      (7)       Mandatory Prepayment Amount
                                                                                        -----------
                      Total Available Funds                                                            24,086,728
                                                                                                     ------------
            B.        Distributions:

                      (1)      Base Servicing Fee and Supplemental Servicing Fees
                            (a)       Base Servicing Fee                                  1,240,444
                                                                                        -----------
                            (b)       Repo and Recovery Fees                                 76,393
                                                                                        -----------
                            (c)       Bank Service Charges                                   11,851
                                                                                        -----------
                            (d)       Other Fees                                             76,522
                                                                                        -----------
                      (2)      Agent fees                                                       417
                                                                                        -----------
                      (3)      Refunds of Overpayments paid by AFS                           28,265
                                                                                        -----------
                      (4)      Noteholders' Interest Distributable Amount
                                       (a)        Class A - 1                               331,359
                                                                                        -----------
                                       (b)        Class A - 2                             1,019,032
                                                                                        -----------
                                       (c)        Class A - 3                               621,833
                                                                                        -----------
                                       (d)        Class A - 4                               955,500
                                                                                        -----------
                      (5)      Noteholders' Principal Distributable Amount
                                       (a)        Class A - 1                            15,916,644
                                                                                        -----------
                                       (b)        Class A - 2                                     0
                                                                                        -----------
                                       (c)        Class A - 3                                     0
                                                                                        -----------
                                       (d)        Class A - 4                                     0
                                                                                        -----------
                      (6)      Security Insurer Premiums                                    210,003
                                                                                        -----------
                      Total distributions                                                              20,488,263
                                                                                                      -----------
            C.         Excess Available Funds  (or Deficiency Claim Amount )                            3,598,465
                                                                                                      -----------
            D.         Noteholders' Accelerated Principal Amount                                       (3,598,465)
                                                                                                      -----------
            E.         Deposit to Spread Account                                                               $0
                                                                                                      -----------
                                                                                                      -----------


VlI.        CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
            A.         Excess Available Funds  (VI.C.)                                    $3,598,465
                                                                                       -------------
            B.         Pro Forma Security Balance    (II.A.-II.B.)                       626,682,263
                                                                                       -------------
            C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)        581,088,375
                                                                                       -------------
            D.         Excess of Pro Forma Balance over Required Balance  (B.-C.)         45,593,888
                                                                                       -------------
            E.         End of Period  Class A-1 Note Balance (before accel. payments)     66,682,263
                                                                                       -------------
            F.         Greater of D. or E.                                                66,682,263
                                                                                       -------------
            G.         Accelerated Principal Amount  (lesser of  A. or F.)                             $3,598,465
                                                                                                     ------------
VIII.       CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

            A.         Pro Forma Security Balance                                       $626,682,263
                                                                                       -------------
            B.         Required Pro Forma Security Balance                               581,088,375
                                                                                       -------------
            C.         Excess of Pro Forma Balance over Required Balance   (A.-B.)        45,593,888
                                                                                       -------------
            D.         End of Period  Class A-1 Note Balance (before accel. payments)     66,682,263
                                                                                       -------------
            E.         Greater of C. or D.                                                66,682,263
                                                                                       -------------
            F.         Excess Available Funds  (VI.C.)                                     3,598,465
                                                                                       -------------
            G.         Investment Earnings on Collection Account                              52,945
                                                                                       -------------
            H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                $63,136,743
                                                                                                      ------------
IX.         RECONCILIATION OF SPREAD ACCOUNT:

            A.       Beginning of period Spread Account balance                                        $20,999,999
                                                                                                      ------------
            B.       Additions to Spread Account
                      (1)       Deposits from Collections Account    (VI. E.)                      0
                                                                                       -------------
                      (2)       Investment Earnings                                           68,107
                                                                                       -------------
                      (3)       Deposits Related to Subsequent Receivables Purchases               0
                                                                                       -------------
                      Total Additions                                                                       68,107
                                                                                                      ------------
            C.       Spread Account balance available for  withdrawals                                  21,068,106
                                                                                                      ------------
            D.       Requisite Amount of Spread Account
                       (1)        Initial Spread Account Deposit                         $15,275,260
                                                                                       -------------
                       (2)        Subsequent Spread Account Deposits                       5,724,739
                                                                                       -------------
                       (3)        Total Initial & Subsequent Spread Account               20,999,999
                                  Deposits (1)+(2)                                     -------------
                       (4)        $100,000                                                   100,000
                                                                                       -------------
                       (5)        1 1/2% of Original Pool Balance (total deliveries)     $10,500,000
                                                                                       -------------
                       (6)        End of period Note Balance (before accel.
                                  principal shortfall calc)                              623,083,798
                                                                                       -------------
                       (7)        Lesser of (5) or (6)                                    10,500,000
                                                                                       -------------
                       (8)        Floor Amount Greater of (4) or (7)                      10,500,000
                                                                                       -------------
                       (9)        Aggregate Principal Balance                            645,653,750
                                                                                       -------------
                      (10)        End of period Note Balance (before accel.
                                  principal shortfall calc)                              623,083,798
                                                                                       -------------
                      (11)        Line (9) less line (10)                                 22,569,952
                                                                                       -------------
                      (12)        OC level     (11) / (9)                                      3.50%
                                                                                       -------------
                      (13)        13% less OC level, if OC level is greater than 10%             n/a
                                                                                       -------------
                      (14)        If OC level is equal to or greater than 10%,
                                  Percent in (13) x End of Period Aggregate
                                  Principal Balance                                              n/a
                                                                                       -------------
                      (15)        If OC level is less than 10%, 3% of Original
                                  Pool Balance (total deliveries)                         20,999,999
                                                                                       -------------
                      (16)        15% of end of period Aggregate Principal
                                  Balance if Trigger Date                                        n/a
                                                                                       -------------
                      Requisite Amount of Spread Account (either (3), (8), (14),
                      (15), or (16) as applicable)                                                    20,999,999
                                                                                                      ----------
            E.       Withdrawals from Spread Account
                      (1)       Priority First - Deficiency Claim Amount
                                                                                       -------------
                      (2)       Priority Second through Third
                                                                                       -------------
                      (3)       Priority Fourth - Accelerated Payment Amount
                                Shortfall                                                             63,136,743
                                                                                                      ----------
                                Accelerated Payment Amount Shortfall in Excess
                                of Requisite Amount                                           68,107
                                                                                       -------------
                      (4)       Priority Fifth through Sixth
                                                                                       -------------
                      (5)       Priority Seventh - to Servicer
                                                                                       -------------
                      Total withdrawals                                                                   68,107
                                                                                                     -----------
            F.       End of period Spread Account balance                                            $20,999,999
                                                                                                     -----------


                                       3


X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

            A.       Beginning of period number of Receivables                                            51,806
                                                                                                     -----------
            B.       Number of Subsequent Receivables Purchased                                                0
                                                                                                     -----------
            C.       Number of Receivables becoming Liquidated
                            Receivables during period                                                        226
                                                                                                     -----------
            D.       Number of Receivables becoming Purchased
                            Receivables during period
                                                                                                     -----------
            E.       Number of Receivables paid off during period                                            435
                                                                                                     -----------
            F.       End of period number of Receivables                                                  51,145
                                                                                                     -----------
                                                                                                     -----------
XI.         STATISTICAL DATA:

            A.       Weighted Average APR of the Receivables                                              18.57%
                                                                                                     -----------
            B.       Weighted Average Remaining Term of the Receivables                                    52.23
                                                                                                     -----------
            C.       Average Receivable Balance                                                          $12,624
                                                                                                     -----------
            D.       Aggregate Realized Losses                                                        $2,596,256
                                                                                                     -----------


By:
                    ----------------------------------------
Name:               Preston A. Miller
                    -----------------
Title:              Executive Vice President and Treasurer
                    --------------------------------------
Date:               July 1, 1999
                    ------------

                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980 % Asset Backed Notes
                      Class A-2 5.383 % Asset Backed Notes
                      Class A-3 5.740 % Asset Backed Notes
                      Class A-4 5.880 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning: 06/01/99

Monthly Period Ending: 06/30/99


I.        MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                            CLASS A-1          CLASS A-2            CLASS A-3
                                                                            ---------          ---------            ---------

          A.       Preliminary End of period Note Balance                  $63,015,691        $235,000,000         $130,000,000
                                                                    ---------------------------------------------------------------

          B.       Deficiency Claim Amount                                           0                   0                    0

          C.       End of period Note Balance                              $63,015,691        $235,000,000         $130,000,000
                                                                    ---------------------------------------------------------------
                                                                    ---------------------------------------------------------------
          D.       Note Pool Factors                                        45.011208%         100.000000%          100.000000%
                                                                    ---------------------------------------------------------------
                                                                    ---------------------------------------------------------------


I.        MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                          CLASS A-4            TOTAL
                                                                          ---------            -----

          A.       Preliminary End of period Note Balance               $195,000,000        $623,015,691
                                                                    ---------------------------------------

          B.       Deficiency Claim Amount                                         0                   0

          C.       End of period Note Balance                           $195,000,000        $623,015,691
                                                                    ---------------------------------------
                                                                    ---------------------------------------
          D.       Note Pool Factors                                     100.000000%          89.002242%
                                                                    ---------------------------------------
                                                                    ---------------------------------------

II.       RECONCILIATION OF SPREAD ACCOUNT:
          A.        Preliminary End of period Spread Account balance                                       $20,999,999
                                                                                                     --------------------
          B.        Priority First - Deficiency Claim Amount from
                    preliminary certificate                                                                          0
                                                                                                     --------------------
          C.        End of period Spread Account balance                                                   $20,999,999
                                                                                                     --------------------

X.        PERFORMANCE TESTS:

          A.       Delinquency Ratio

                   (1)      Receivables with Scheduled Payment
                            delinquent more than 60 days
                            at end of period                                            $10,191,738
                                                                                ---------------------

                   (2) Purchased Receivables with Scheduled Payment delinquent more than 60 days at end of period

                                                                                ---------------------
                   (3)      Beginning of period Principal Balance                       661,570,394
                                                                                ---------------------
                   (4)      Delinquency Ratio (1)+(2) divided by (3)                                               1.54%
                                                                                                     --------------------
                   (5)      Previous Monthly Period Delinquency Ratio                                              1.25%
                                                                                                     --------------------
                   (6)      Second previous Monthly Period Delinquency Ratio                                       0.63%
                                                                                                     --------------------
                   (7)      Average Delinquency Ratio (4)+(5)+(6)
                            divided by 3                                                                           1.14%
                                                                                                     --------------------
                   (8)      Compliance (Delinquency Test Failure is a
                            Delinquency Ratio equal to or greater than 5.00%)                                  yes
                                                                                                     --------------------


                                        1


          B.       Cumulative Default Rate
                   (1)      Defaulted Receivables in Current Period                      $5,262,501
                                                                                ---------------------
                   (2)      Cumulative Defaulted Receivables Including
                            Defaulted Receivables in Current Period                      13,441,468
                                                                                ---------------------
                   (3)      Original Pool Balance                                       699,999,967
                                                                                ---------------------
                   (4)      Cumulative Default Rate (2) divided by (3)                                            1.92%
                                                                                                     --------------------
                   (5)      Compliance (Default Test Failure is a Cumulative
                            Default Rate equal to or greater than 8.74%.)                                      yes
                                                                                                     --------------------


          C.        Cumulative Net Loss Rate

                   (1)      Receivables becoming Liquidated Receivables
                            during period                                                $2,767,557
                                                                                ---------------------
                   (2)      Purchased Receivables with Scheduled
                            Payment delinquent more than 30 days at end of
                            period
                                                                                ---------------------
                   (3)      Cram Down Losses occurring during period
                                                                                ---------------------
                   (4)      Liquidation Proceeds collected during period                 (1,166,651)
                                                                                ---------------------
                   (5)      Net Losses during period (1)+(2)+(3)-(4)                      1,600,906
                                                                                ---------------------
                   (6)      Net Losses since Initial Cut-off Date
                            (Beginning of Period)                                           995,350
                                                                                ---------------------
                   (7)      CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                            DELINQUENCIES  (5) + (6) DIVIDED BY (9)                                               0.37%
                                                                                                     --------------------
                   (8)      50% of Receivables with Scheduled Payment
                            delinquent more than 90 days at end of period                 3,062,729
                                                                                ---------------------
                   (9)      Original Aggregate Principal Balance plus
                            Pre-Funded Amount as of the Closing Date                    700,000,000
                                                                                ---------------------
                   (10)     Cumulative Net Loss Rate (5)+(6)+(7)
                               divided by (8)                                                                     0.81%
                                                                                                     --------------------
                   (11)     Compliance (Net Loss Test Failure is a
                                Net Loss Rate equal to or greater than 5.00%.)                                 yes
                                                                                                     --------------------

          D.       Extension Rate
                   (1)      Principal Balance of Receivables extended during
                            current period                                               $3,782,479
                                                                                ---------------------
                   (2)      Beginning of Period Aggregate Principal Balance             661,570,394
                                                                                ---------------------
                   (3)      Extension Rate (1) divided by (2)                                                     0.57%
                                                                                                     --------------------
                   (4)      Previous Monthly Extension Rate                                                       0.26%
                                                                                                     --------------------
                   (5)      Second previous Monthly Extension Rate                                                0.07%
                                                                                                     --------------------
                   (6)      Average Extension Rate (3)+(4)+(5)
                                 divided by 3                                                                     0.30%
                                                                                                     --------------------
                   (7)      Compliance (Extension Test Failure is an
                                 Extension Rate equal to or greater than 4%.)                                  yes
                                                                                                     --------------------

XI.       DELINQUENCY:
          A.       Receivables with Scheduled Payment delinquent
                   (1)      31-60 days                                #                3,075          $40,604,072            6.14%
                                                                           ---------------------------------------------------------
                   (2)      61-90 days                                                   610            7,992,711            1.21%
                                                                           ---------------------------------------------------------
                   (3)      over 90 days                                                 174            2,199,027            0.33%
                                                                           ---------------------------------------------------------
                   Receivables with Scheduled Payment delinquent
                       more than 30 days at end of period                              3,859          $50,795,810            7.68%
                                                                           ---------------------------------------------------------
                                                                           ---------------------------------------------------------


By:
              -----------------------------------------
Name:         Preston A. Miller
              -----------------
Title:        Executive Vice President and Treasurer
              --------------------------------------
Date:         July 6, 1999
              ------------


                                       2